UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ontario	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Colonial Parkway
Lake Mary, Florida		32746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 936-1190

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, 2025, Village Farms International, Inc. ("Village Farms" or “the Company”), entered into an agreement to refinance its syndicated Canadian Cannabis term loans extended by Canadian Imperial Bank of Commerce (“CIBC”), Farm Credit Canada and Bank of Montreal (collectively, the “Original Canadian Cannabis Term Loans”), with CIBC as the lender (the “Refinance Agreement”).

The Refinance Agreement will consolidate the Company’s three Original Canadian Cannabis Term Loans for an aggregate borrowing capacity of C$37.4 million (C$27.4 million issued and outstanding as of April 17, 2025), into one credit facility (the “New Canadian Cannabis Term Loan”) for the same maximum and outstanding amounts, which will be due in quarterly installments of C$1 million plus interest at a variable rate based on either Canadian Prime Rate plus an applicable margin or the Canadian Overnight Repo Rate Average plus an applicable margin, representing a 50 basis point improvement to the previous interest rate for the Original Canadian Cannabis Term Loans. The New Canadian Cannabis Term Loan will mature on February 7, 2028, representing a two-year extension to the Original Canadian Cannabis Term Loans that would have matured on February 7, 2026.

Under the Refinance Agreement, the financial covenants for the New Canadian Cannabis Term Loan were also improved to (i) a fixed charged coverage ratio of more than 1.10:1.00 and (ii) a leverage ratio of no more than 3.00:100.

A copy of the Refinance Agreement will be filed as an exhibit to the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2025.

Item 7.01 Regulation FD Disclosure.

On April 22, 2025, the Company issued a press release announcing the Refinance Agreement as described above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Village Farms International, Inc.

Date:	April 22, 2025	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini Title: Executive Vice President and Chief Financial Officer